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                                                                    Exhibit 10.9

EXECUTION COPY

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                       FOURTH AMENDMENT TO LOAN AGREEMENT

                              AND OMNIBUS AMENDMENT

                          Dated as of February 9, 2004

                                  in respect of

                              GIANT YORKTOWN, INC.

================================================================================

                                FOURTH AMENDMENT
                                TO LOAN AGREEMENT
                              AND OMNIBUS AMENDMENT

         This FOURTH AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT (this "Amendment") dated as of February 9, 2004 is among GIANT YORKTOWN, INC., a Delaware corporation (the "Borrower"), GIANT INDUSTRIES, INC., a Delaware corporation ("Giant Industries"), GIANT INDUSTRIES ARIZONA, INC., an Arizona corporation ("Giant Arizona", and together with Giant Industries, the "Parent Guarantors"), WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as specifically set forth herein), but solely in its capacity as collateral agent (the "Collateral Agent"), and each of the Persons listed on the signature pages hereto as a Lender (each, a "Lender").

                                    RECITALS:

         A. The Borrower, the Collateral Agent and the Lenders have heretofore entered into that certain Loan Agreement dated as of May 14, 2002 (as amended by that certain Amendment to Loan Agreement and Omnibus Amendment dated as of May 22, 2002 (the "First Amendment"), that certain Second Amendment to Loan Agreement and Omnibus Amendment dated as of October 28, 2002 (the "Second Amendment"), that certain Third Amendment to Loan Agreement and Omnibus Amendment dated as of December 20, 2002 (the "Third Amendment"), and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Giant Industries and Giant Arizona have heretofore entered into that certain Parent Guaranty Agreement dated as of May 14, 2002 (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Second Amendment to Parent Guaranty Agreement dated as of October 15, 2003, and as further amended, supplemented or otherwise modified from time to time, the "Parent Guaranty"). Capitalized terms used, but not otherwise defined in this Amendment, shall have those meanings assigned to such terms in Section 1 to the Loan Agreement, as amended hereby.

         B. The parties hereto desire to amend the Loan Agreement and certain of the other Operative Documents.

         C. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

SECTION 1. AMENDMENTS TO LOAN AGREEMENT.

         Section 1.1. Section 1. (a) Section 1 of the Loan Agreement shall be and is hereby amended by amending and restating in their entirety the following definitions to read as follows:

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                  ""Consolidated Funded Indebtedness" means, for Giant Industries and its Consolidated Subsidiaries, at any time, without duplication, the sum of: (a) all Indebtedness (other than undrawn or unfunded amounts under outstanding Surety Instruments and Indebtedness of the type described in clause (h)(ii) of the definition of Indebtedness, and, provided that Giant Industries is in compliance with
         Section 6A(u) of the Parent Guaranty, other than Indebtedness owed to Statoil pursuant to the Statoil Purchase Agreement), (b) obligations to redeem or purchase any stock or other equity security of Giant Industries or a Subsidiary, and (c) any guaranty obligations in respect of any of the foregoing."

                  ""Subordinated Notes" shall mean (i) the BNY $150,000,000 Subordinated Notes issued under the BNY $150,000,000 Indenture, (ii) the BNY $200,000,000 Subordinated Notes issued under the BNY $200,000,000 Indenture and (iii) notes issued in refinancing of the BNY $150,000,000 Subordinated Notes and/or the BNY $200,000,000 Subordinated Notes, in whole or in part, whether with the same or different noteholders and the same or different indenture trustees, provided that such refinancing notes (or the indenture or note purchase agreement, as applicable) (x) contain subordination terms at least as favorable to the Lenders as the BNY $150,000,000 Subordinated Notes and/or the BNY $200,000,000 Subordinated Notes being refinanced, and
         (y) contain other terms no more restrictive on the Company and its Subsidiaries than the BNY $150,000,000 Subordinated Notes and/or the BNY $200,000,000 Subordinated Notes being refinanced, including refinancings thereof. Notes shall not be considered "Subordinated Notes" unless and until the Collateral Agent shall have received copies of the documentation evidencing or relating to such notes evidencing the terms and conditions of subordination required hereunder."

         (b) Section 1 of the Loan Agreement shall be and is hereby further amended by inserting in alphabetical order the following new defined terms:

                  ""Statoil" means Statoil Marketing & Trading (US) Inc."

                  ""Statoil Intercreditor Agreement" means that certain Intercreditor Agreement dated as of February 9, 2004 between Statoil and the "Administrative Agent" under the Giant Industries Credit Agreement."

                  ""Statoil Purchase Agreement" means that certain Grane Crude Oil Purchase/Sale Agreement 2004/2008 between Statoil and the Borrower, as the same may be amended in compliance with the terms of Section 6A(u) of the Parent Guaranty."

         (c) Section 8.1(e) of the Loan Agreement shall be and is hereby amended by adding the following as a new clause (iv) thereof:

                  "(iv) A "Default" or an "Event of Default" shall occur under and as defined in the Statoil Purchase Agreement; or"

                                      -2-
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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

SECTION 2. AMENDMENTS TO PARENT GUARANTY.

         Section 2.1. Section 6. (a) Subparagraph (c) of Section 6 of the Parent Guaranty shall be amended by adding a new clause (xii) thereto to read as follows:

                  "(xii) of any amendment to the Statoil Purchase Agreement, such notice to be given not less than 10 days prior to effective date of such amendment, and to be accompanied by a copy of such amendment."

         (b) The first sentence of subparagraph (n) of Section 6 of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

                  "Giant Industries shall maintain not less than $350,000,000 principal amount of Subordinated Notes outstanding at all times throughout the Loan Term; provided, however, that Giant Industries shall be permitted to have a lesser amount outstanding to the extent Giant Industries prepays or redeems Subordinated Notes after February 9, 2004 with the proceeds of equity offerings."

         Section 2.2. Section 6A. (a) Subparagraph (a) of Section 6A of the Parent Guaranty shall be and is hereby amended by renumbering clause (x) thereof as clause (xi) and adding a new clause (x) to read as follows:

                  "(x) Liens on crude oil supplied by Statoil pursuant to the Statoil Purchase Agreement, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property after February 9, 2004; provided, that (A) any such Lien has attached prior to acquisition of such property or attaches to such property concurrently with or within 20 days after the acquisition thereof, (B) such Lien attaches solely to the property so acquired in such transaction, (C) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (D) the principal amount of the Indebtedness secured by any and all such purchase money security interests in favor of Statoil shall not be increased in excess of the amount contemplated by the Statoil Purchase Agreement as in effect on February 9, 2004; and"

         (b) Clause (ix) of Subparagraph (e) of Section 6A of the Parent Guaranty shall be and is hereby amended and restated in its entirety to read as follows:

                  "(ix) Indebtedness in respect of purchase money obligations within the limitations set forth SECTION 6A(a)(viii) and (x)."

         (c) Subparagraph (k) of Section 6A of the Parent Guaranty shall be and hereby is amended and restated in its entirety to read as follows:

                  "(k) Subordinated Notes. Giant Industries shall not, and shall not permit any Subsidiary to: (i) amend, modify or change, or consent or agree to any amendment, modification or change to, any of the terms of the Indentures, the Subordinated Notes or the guarantees executed in connection therewith, other than (A) any such amendment or

                                      -3-
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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

         modification which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date of payment of interest thereon, (B) ministerial amendments that do not affect the Lenders, including amendments pursuant to Sections 9.01(1) through 9.01(5) of the BNY $150,000,000 Indenture and the BNY $200,000,000 Indenture, (C) amendments of any representation or warranty, covenant, obligation or default of Giant Industries to any holder of Subordinated Notes or to any trustee acting under the Indentures (including, without limitation, financial ratios) in a manner which either eliminates such representations and warranties, covenants, obligations or defaults or renders them less restrictive or onerous than those contained in the Subordinate Notes and/or the Indentures as in effect on February 9, 2004, and (D) such other amendments and modifications acceptable to the Required Lenders; or (ii) make any payments to the holders of the Subordinated Notes or to any trustee acting under the Indentures which is prohibited by the Indentures or (iii) make any prepayment of or redeem in whole or in part the Subordinated Notes, except with (1) proceeds of refinancing Subordinated Notes described in clause (iii) of the definition of "Subordinated Notes" or (2) proceeds of equity offerings (or any combination of refinancing or equity offerings)."

         (d) The following shall be added as a new Subparagraph (u) of Section 6A of the Parent Guaranty:

                  "(u) Giant Industries agrees that it shall not amend, and shall not permit the Borrower to amend, the Statoil Purchase Agreement in any manner that could, in the reasonable opinion of the Majority Lenders, adversely affect the Lenders."

SECTION 3. REPRESENTATIONS AND WARRANTIES

         In order to induce the Collateral Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors each represent and warrant to the Collateral Agent and to each Lender that:

                  (a) This Amendment, the Loan Agreement and the Parent Guaranty (each as amended hereby) and each other Operative Document have been duly authorized, executed and delivered by the Borrower and the Guarantors and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

                  (b) The representations and warranties set forth in Section 2 of the Loan Agreement and Section 5 of the Parent Guaranty are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as if made on and as of the Amendment Effective Date.

                  (c) As of the date hereof, at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                  (d) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Amendment or the performance by the Borrower or any Guarantor of its obligations hereunder and under the other Operative Documents. This Amendment and the other Operative Documents have been duly authorized by all necessary corporate action, and the execution, delivery and performance of this Amendment and the other Operative Documents and the documents and transactions contemplated hereby does not and will not
         (a) contravene the terms of the Borrower's or any Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, the Subordinated Notes, the Giant Industries Credit Agreement, as amended, or any document evidencing any other material Contractual Obligation to which the Borrower or any Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any Guarantor is subject; or (c) violate any Requirement of Law.

                  (e) The execution, delivery and performance by Giant Industries and the Borrower of the Statoil Purchase Agreement and the documents and transactions contemplated thereby (including the Statoil Intercreditor Agreement to the extent applicable to Giant Industries and the Borrower) does not and will not (a) contravene the terms of the Borrower's or any Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, the Subordinated Notes, the Giant Industries Credit Agreement, as amended, or any document evidencing any other material Contractual Obligation to which the Borrower or any Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any Guarantor is subject, other than Liens in favor of Statoil to the extent provided in the Statoil Purchase Agreement as in effect on February 9, 2004; or (c) violate any Requirement of Law.

SECTION 4. EFFECTIVENESS.

                  This Amendment shall become effective on February 9, 2004 (the "Amendment Effective Date") upon the satisfaction of the following conditions precedent:

                  (a) Amendment. The Collateral Agent and the Lenders shall have received counterparts of this Amendment duly executed by Giant Industries, Giant Arizona, the Borrower, the Constituent Company Guarantors, the Collateral Agent, and the Required Lenders.

                  (b) No Default under, and Amendment of, Giant Industries Credit Agreement. Giant Industries shall have provided evidence satisfactory to the Collateral Agent and the Lenders that (i) the Giant Industries Credit Agreement has been amended pursuant to a Third Amendment thereto in form and substance satisfactory to the Lenders and
         (ii) no default or event of default shall exist under the Giant Industries Credit Agreement.

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                  (c) Statoil Purchase Agreement. The Collateral Agent and the Lenders shall have received an executed copy of the Statoil Purchase Agreement, executed by Statoil and the Borrower in the same form as previously provided to the Lenders.

                  (d) No Material Adverse Effect. Except as disclosed in writing to the Collateral Agent and the Lenders prior to the Amendment Effective Date, no event or circumstance has occurred that has resulted or would reasonably be expected to result in a Material Adverse Effect.

                  (e) No Default. As of the Amendment Effective Date, no Default or Event of Default shall have occurred or be continuing.

                  (f) Payment of Fees. Giant Industries shall have paid the Amendment Fee in accordance with Section 5 and all accrued, unpaid fees, costs and expenses owed pursuant to this Amendment, the Operative Documents or any other agreement between the Parent Guarantors and the Borrower and the Collateral Agent or any Lender, to the extent then due and payable, together with Attorney Costs of the Collateral Agent to the extent then invoiced prior to or on the closing date of this Amendment.

                  (g) Other. The Lenders shall have received such other approvals, opinions and documents as the Lenders deem appropriate.

Upon satisfaction of the foregoing conditions precedent set forth in this
Section 4, the Collateral Agent shall notify Giant Industries and the Lenders in writing, and the date set forth in such notice shall be the effective date of this Amendment.

SECTION 5. AMENDMENT FEE.

         Giant Industries agrees to pay to the Collateral Agent for the account of each Lender which timely executes a counterpart of this Amendment, an amendment fee equal to 0.05% of such Lender's Commitment. Such amendment fee shall be due and payable in full on the date of execution of this Amendment by Giant Industries and such Lender, shall be fully earned when due and payable, and shall be in addition to any other fee, cost or expense payable pursuant to the Operative Documents.

SECTION 6. COSTS AND EXPENSES.

         Giant Industries agrees to pay on demand reasonable Attorney Costs of the Lenders and the Collateral Agent and all other costs and expenses of the Lenders and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment and the other documents and instruments contemplated hereby.

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

SECTION 6. MISCELLANEOUS.

         Section 6.1. Guarantor Obligations. Each Guarantor hereby ratifies and affirms in all respects it obligations under its guaranty and acknowledges that such guaranty shall remain in full force and effect.

         Section 6.2. Construction. This Amendment shall be construed in connection with and as part of the Loan Agreement and the other Operative Documents, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Loan Agreement and the other Operative Documents are hereby ratified and shall be and remain in full force and effect.

         Section 6.3. Headings and Table of Contents. The headings of the Sections of this Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

         Section 6.4. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Loan Agreement and the other Operative Documents without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

         Section 6.5. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

         Section 6.6. Governing Law. This Amendment shall be governed by and construed in accordance under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article V of the New York General Obligation Law).

                      [Signature Pages begin on Next Page]

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                    Executed and delivered as of this 9th day of February, 2004.

                                   GIANT YORKTOWN, INC., as Borrower

                                   By:  /s/ ROGER D. SANDEEN
                                       -----------------------------------------
                                       Name: Roger D. Sandeen
                                       Its:  VP & CAO

                                   GIANT INDUSTRIES, INC., as a Guarantor

                                   By:  /s/ ROGER D. SANDEEN
                                       -----------------------------------------
                                       Name: Roger D. Sandeen
                                       Its:  VP & CAO

                                   GIANT INDUSTRIES ARIZONA, INC. , as a
                                       Guarantor

                                   By:  /s/ ROGER D. SANDEEN
                                       -----------------------------------------
                                       Name: Roger D. Sandeen
                                       Its:  VP & CAO

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                                   BLACK DIAMOND INTERNATIONAL FUNDING, LTD.,
                                       as a Lender

                                   By:  /s/ ALAN CORKISH
                                       -----------------------------------------
                                       Name:  Alan Corkish
                                       Title: Director

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                                   TRS1 LLC, as a Lender

                                   By:  /s/ DEBORAH O'KEEFFE
                                      ------------------------------------------
                                      Name:  Deborah O'Keeffe
                                      Title: Vice President

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                                   GMAC COMMERCIAL FINANCE LLC
                                      (SUCCESSOR BY MERGER TO
                                      GMAC BUSINESS CREDIT, LLC), as a Lender

                                   By:   /s/ L. M. STEVENS
                                       -----------------------------------------
                                       Name:  L. M. Stevens
                                       Title: Division Chief Credit Officer

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                                   ORIX FINANCIAL SERVICES, INC., as a Lender

                                   By:   /s/ F. R. RUCKER
                                       ----------------------------------------
                                       Name:  F. R. Rucker
                                       Title: VP

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                                   TRANSAMERICA EQUIPMENT FINANCIAL SERVICES
                                      CORPORATION, as a Lender

                                   By:  /s/ JAMES R. BATES
                                      ------------------------------------------
                                      Name:  James R. Bates
                                      Title: VP

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                                   WELLS FARGO BANK NEVADA, NATIONAL
                                       ASSOCIATION, as Collateral Agent

                                   By   /s/ ERIC MORGAN
                                      ------------------------------------------
                                       Name:  Eric Morgan
                                       Title: Trust Officer

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

         Each of the undersigned hereby acknowledges and agrees to the terms of the foregoing Amendment and further confirms its continued guaranty of the obligations of the Borrower under the Loan Agreement, as amended hereby, pursuant to the terms of its guaranty on this ______ day of February, 2004.

                                   GIANT FOUR CORNERS, INC.

                                   By   /s/ MARK B. COX
                                      ------------------------------------------
                                      Name:  Mark B. Cox
                                      Title: CFO
                                      Address: c/o Giant Industries, Inc.
                                               23733 North Scottsdale Road
                                               Scottsdale, Arizona  85255-3465
                                               Attention:  President

                                   SAN JUAN REFINING COMPANY

                                   By   /s/ MARK B. COX
                                      ------------------------------------------
                                      Name:  Mark B. Cox
                                      Title: CFO
                                      Address: c/o Giant Industries, Inc.
                                               23733 North Scottsdale Road
                                               Scottsdale, Arizona  85255-3465
                                               Attention:  President

                                   PHOENIX FUEL CO., INC.

                                   By   /s/ MARK B. COX
                                     -------------------------------------------
                                      Name:  Mark B. Cox
                                      Title: CFO
                                      Address: c/o Giant Industries, Inc.
                                               23733 North Scottsdale Road
                                               Scottsdale, Arizona  85255-3465
                                               Attention:  President

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Giant Yorktown, Inc.                          Fourth Amendment to Loan Agreement

                                   GIANT MID-CONTINENT, INC.

                                   By   /s/ MARK B. COX
                                      ------------------------------------------
                                      Name:  Mark B. Cox
                                      Title: CFO
                                      Address: c/o Giant Industries, Inc.
                                               23733 North Scottsdale Road
                                               Scottsdale, Arizona  85255-3465
                                               Attention:  President

                                   GIANT STOP-N-GO OF NEW MEXICO, INC.

                                   By   /s/ MARK B. COX
                                      ------------------------------------------
                                      Name:  Mark B. Cox
                                      Title: CFO
                                      Address: c/o Giant Industries, Inc.
                                               23733 North Scottsdale Road
                                               Scottsdale, Arizona  85255-3465
                                               Attention:  President